AMENDMENT No. 3
                                     To The
                                 SAN JUAN UNIT 4
                   EARLY PURCHASE AND PARTICIPATION AGREEMENT
                                     Between
                      Public Service Company of New Mexico
                                       and
                            M-S-R Public Power Agency

1.0      PARTIES

         This  Amendment  No.  3 to the  San  Juan  Unit 4  Early  Purchase  and
Participation Agreement ("Amendment No. 3") is made and entered into this 27th day of October 1999, by and between PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation ("PNM") and M-S-R PUBLIC POWER AGENCY, a joint exercise of powers agency organized under the laws of the State of California ("M-S-R"), hereinafter sometimes referred to individually as a "Party" or collectively as the "Parties."

2.0      RECITALS

         This Amendment No. 3 is made with reference to the following facts, among others:

         2.1 The San Juan Unit 4 Early Purchase and Participation Agreement was entered into by the Parties as of September 26, 1983, and was amended on December 16, 1987, and on October 31, 1989, (collectively, as thus amended, the "EPPA"). The EPPA governs the purchase by M-S-R of a 28.8 percent undivided ownership interest in San Juan Unit 4 and associated common facilities, supplies and inventories and the operation thereof by PNM as Operating Agent of the San Juan Project.

         2.2 PNM and Tucson Electric Power Company ("TEP") only are parties to the San Juan Project Co-Tenancy Agreement (the "Co-Tenancy Agreement") and the San Juan Project Operating Agreement (the "Operating Agreement").


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         2.3 The  Co-Tenancy  Agreement  and the Operating  Agreement  have been previously amended by action of PNM and TEP, through and including Amendments Number 10 to the Co-Tenancy Agreement and the Operating Agreement.

         2.4 The San Juan Project Construction Agreement was terminated in 1995 by action of PNM and TEP.

         2.5 PNM, TEP, Century Power Company, Southern California Public Power Authority ("SCPPA"), the City of Farmington, New Mexico ("Farmington"), M-S-R, the Incorporated County of Los Alamos, New Mexico ("Los Alamos") and the City of Anaheim, California ("Anaheim") entered into the San Juan Project Designated Representative Agreement ("DR Agreement") as of April 29, 1994, to implement the requirements of the federal Clean Air Act Amendments of 1990; the DR Agreement was thereafter accepted by Utah Associated Municipal Power Systems ("UAMPS") and Tri-State Generation and Transmission Association, Inc. ("Tri-State") at the time of their respective purchases of ownership interests in the San Juan Project.

         2.6 The owners of the San Juan Project, including PNM and M-S-R, have negotiated a San Juan Project Participation Agreement among PNM, TEP,
Farmington, M-S-R, Los Alamos, SCPPA, Anaheim, UAMPS and Tri-State (the "Participation Agreement") to amend, restate and replace in their entirety the Co-Tenancy Agreement and the Operating Agreement and to set out in one instrument all of the matters previously included in the Co-Tenancy Agreement and the Operating Agreement.

         2.7 The Participation Agreement will, upon its effective date, provide M-S-R with all the rights, privileges and obligations of a "Participant," as that term is defined in the Participation Agreement, and is intended to supersede the rights, privileges and obligations of M-S-R as a "Unit Participant," as that term is defined in the Operating Agreement.


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         2.8 The Parties desire to amend the EPPA to harmonize the EPPA with the
Participation Agreement.

         NOW, THEREFORE, based on the foregoing recitals and in consideration of the mutual promises, terms and covenants of this Amendment No. 3, the Parties hereby agree as follows:

3.0      TERM AND TERMINATION

         3.1 This Amendment No. 3 shall become effective as of the date on which the Participation Agreement becomes effective.

         3.2 Section 1.2 of the EPPA is amended to read in its entirety as follows:

             This Agreement shall continue in full force and effect from its Effective Date until the termination date of the San Juan Project Participation Agreement, dated as of _____________, 1999 (the "Participation Agreement").

4.0      CHANGES IN REFERENCES TO CO-TENANCY AGREEMENT
         AND OPERATING AGREEMENT

         4.1 Section 5 of the EPPA is hereby amended to read in its entirety as follows:

             5.1 Participation Agreement. Except as otherwise provided in this Agreement, the rights and obligations of the Parties with respect to the San Juan Project are as set forth in the Participation Agreement. Any reference in this Agreement to any provision of the San Juan Project Agreements shall be deemed to be a reference to the corresponding or successor provision of the Participation Agreement.

         4.2 Exhibit A-1 to the EPPA, Definitional Cross-References, is hereby deleted in its entirety.


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         4.3 The phrase "PNM, as the Project  Manager as that term is defined in
Section 5.41 of the Operating Agreement," as used in Section 24.1.1 of the EPPA, is hereby deleted in its entirety and replaced with the following phrase: "PNM."

         4.4 Except as otherwise provided herein, the Participation Agreement shall be applicable to all aspects of M-S-R's ownership interest in San Juan Unit 4.

5.0      VOTING

         5.1      Section 9.4 of the EPPA is hereby deleted in its entirety.

6.0      PNM COOPERATION

         6.1      Section 11.7 of the EPPA is hereby deleted in its entirety.

7.0      PNM AS OPERATING AGENT

         7.1 Section 12 of the EPPA is hereby amended to read in its entirety as follows:

                  12.1 M-S-R recognizes that PNM is the Operating Agent, as that term is defined in Section 5.31 of the Participation Agreement, as of the effective date of the Participation Agreement.

                  12.2 PNM's  responsibilities  as Operating  Agent to M-S-R are described in Section 28 of the Participation Agreement.

8.0      APPLICABILITY OF CERTAIN PROVISIONS OF CO-TENANCY AGREEMENT

         8.1      Section 13 of the EPPA is hereby deleted in its entirety.

9.0 ENTITLEMENT TO AND SCHEDULING OF POWER AND ENERGY 9.1 Section 14 of the EPPA is hereby deleted in its entirety.

10.0     START-UP AND AUXILIARY POWER

         10.1 Section 15 of the EPPA, entitled "Start-up and Auxiliary Power and Energy Requirement," is hereby amended to read as follows:


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                  15.1 Each Party  shall be  obligated  to provide  its share of start-up and auxiliary power and energy in proportion to its Participation Share in San Juan Unit 4 as provided in Section 17 of the Participation Agreement. Any supplementary arrangements which may be required to facilitate M-S-R's supply of start-up and auxiliary power and energy shall be made in accordance with procedures established by the Interconnection Committee, as that term is defined in Section 7 of the Interconnection Agreement.

11.0     CAPITAL BETTERMENTS, ADDITIONS AND REPLACEMENTS

         11.1     Section 16 of the EPPA is hereby deleted in its entirety.

12.0     DEFAULTS

         12.1 All references to "the prime lending rate established and last published or quoted by Irving Trust Company" in Sections 21.3 and 21.4 of the EPPA are replaced by "ten percent (10%) per annum."

         12.2 Section 21.5 and Section 21.6 of the EPPA are hereby deleted in their entirety.

13.0     DISPUTES; ARBITRATION

         13.1 Section 22 of the EPPA is hereby amended to read in its entirety as follows:

                   22.1 In the event that a dispute  between the Parties  should arise under this Agreement, such dispute shall be first submitted to the PNM and M-S-R members on the Engineering and Operating Committee for resolution. In the event these members are unable to resolve such dispute within ninety (90) days after submission, the dispute shall be referred in writing to the President or a Vice President designated by PNM and the General Manager of M-S-R, or his or her designee. If such dispute has not been resolved within thirty (30) days after the referral made by either Party (unless such thirty (30) day period is extended by mutual agreement of the Parties), either Party may thereafter call for submission of such dispute to arbitration in the manner set forth in Section 37 of the Participation Agreement, which call shall be binding upon the Parties, except that the notices required under Section 37.1 of the Participation Agreement shall only be provided to the Parties to this Agreement unless the dispute between the Parties to this Agreement affects the interests of other parties to the Participation Agreement.


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14.0     DESTRUCTION, DAMAGE OR CONDEMNATION OF SAN JUAN UNIT 4

         14.1     Section 26 of the EPPA is hereby deleted in its entirety.

15.0     ASSIGNMENT, TRANSFER, CONVEYANCE OR OTHER DISPOSITION

         15.1 Section 33 of the EPPA is hereby amended by deleting Sections 33.1, 33.1.1, 33.1.2, 33.1.3, 33.1.4, 33.1.5 and 33.1.6. In place of such deleted sections, new Sections 33.1 and 33.1.1 are added, to read as follows:

                  33.1 In any assignment, transfer, conveyance or other disposition of their respective interests under this Agreement, or in San Juan Unit 4, PNM and M-S-R shall have the following rights and obligations:

                           33.1.1 Except as provided in Section 10 of the Participation Agreement and subject to the provisions of Sections
               33.1.2 and 33.1.3 of this Agreement, should either Party desire to assign, transfer, convey or otherwise dispose of ("Assign") any portion of or all of its rights, titles and interests in San Juan Unit 4, or any portion or all of its rights, titles and interests in, to and under this Agreement, or any portion or all of its rights, titles and interests in the fuel or water rights, lands or the improvements thereon or any part thereof or interest therein ("Transfer Interest"), to any person, company, corporation or government agency ("Outside Party"), the remaining Party shall have the right of first refusal to purchase such Transfer Interest in accordance with the terms and conditions and the procedures set out in Section 11 of the Participation Agreement.

         15.2 Section  33.1.7 of the EPPA is  renumbered  as Section  33.1.2 and
Section 33.1.8 of the EPPA is renumbered as Section 33.1.3; and all internal references within this Agreement to Sections 33.1.7 and 33.1.8 shall be deemed to refer to renumbered Sections 33.1.2 and 33.1.3.

16.0     CONTINUATION IN EFFECT

         16.1 Except as herein modified, all provisions of the EPPA are unchanged and continue in full force and effect.


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         IN WITNESS WHEREOF,  the Parties have caused this Amendment No. 3 to be executed by their duly authorized representatives as of the date set forth above.

                                   PUBLIC SERVICE COMPANY OF NEW MEXICO

                                   By:       /s/ Patrick J. Goodman
                                       --------------------------------------
                                             Patrick J. Goodman
                                             Vice President, Power Production




                                    M-S-R PUBLIC POWER AGENCY

                                    By:      /s/ William C. Walbridge
                                       --------------------------------------
                                              William C. Walbridge
                                              General Manager

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